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                                                                     EXHIBIT 4.8

                              WEBTV NETWORKS, INC.
                           1996 STOCK INCENTIVE PLAN


1.   PURPOSE OF PLAN

          This Plan is designed and intended to enable the Company to attract, retain and motivate directors, officers and key employees of, and consultants to, the Company by providing for or increasing the proprietary interest of such persons in the Company and thereby providing an incentive to such persons to promote the long-term interests and financial success of the Company.


2.   DEFINITIONS.

          Capitalized terms shall have the meanings set forth below or defined elsewhere in this Plan:

          (a) "Affiliate": Any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

          (b) "Agreement": An option agreement or restricted stock agreement evidencing an Award, in such form as adopted by the Committee pursuant to
Section 10(b) of the Plan.

          (c) "Award": An award of an Option or Restricted Stock, or any combination thereof, under the Plan.

          (d)  "Board of Directors":  The Board of Directors of the Company.

          (e) "Code": The Internal Revenue Code of 1986, as amended, together with all regulations.

          (f) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 10 hereof.

          (g)  "Company":  WebTV Networks, Inc., a California corporation.

          (h) "Effective Date": The date on which the Plan shall become effective as set forth in Section 11 hereof.

          (i) "Exchange Act": The Securities Exchange Act of 1934, as amended, together with all regulations and rules issued thereunder.

          (j) "Exercise Price": In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option.
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          (k)  "Fair Market Value": As applied to a specific date, the fair market value of the Shares on such date as determined in good faith by the Committee in the following manner:

                   (i) If the Shares are then listed on any national or regional stock exchange, the Fair Market Value shall be the mean between the high and low sales price on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

                   (ii) If the Shares are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question;

                   (iii) In the absence of either of the foregoing, the Fair
               Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the earnings history and the prospects of the Company in light of market conditions generally.


The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

               (l) "ISO": A stock option intended to meet the requirements of an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such section.

               (m) "NQSO": A stock option not intended to be an ISO and designated a non-qualified stock option by the Committee.

               (n) "Option": Any stock option, either an ISO or an NQSO, granted under the Plan.

               (o) "Participant": An officer or other key employee or director of the Company, or any Parent or Subsidiary, or a consultant to the Company, or any Parent or Subsidiary, who has been granted an Award under the Plan.

               (p) "Parent": A "parent corporation" as defined in Section 424(e) of the Code, including any parent corporation which becomes such after the Effective Date of the Plan.

               (q) "Plan": This WebTV Networks, Inc. 1996 Stock Incentive Plan, as it may be amended from time to time.

               (r) "Restricted Stock": Shares which have been awarded to a Participant under Section 8 hereof.

               (s)  "SEC":  Securities and Exchange Commission.
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               (t)  "Shares": Shares of the Company's authorized but unissued or reacquired common stock, or such other class or kind of shares or securities as may be applicable pursuant to the provisions of Section 4(b) hereof.

               (u)  "Subsidiary": A "subsidiary corporation" as defined in
     Section 424(f) of the Code, including any subsidiary corporation which becomes such after the Effective Date of the Plan.

               (v) "Voluntary Transfer" and "Involuntary Transfer": See Section 13(b)(iv).

3.   ELIGIBILITY

               (a) In General. Directors, officers and key employees of the Company, and consultants to the Company, as selected by the Committee from time to time, shall be eligible to receive Awards under the Plan. A consultant or director (unless such consultant or director is also an employee) may not be granted an ISO. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award. For purposes of the Plan, Participants who are consultants may be individuals or other legal entities.

               (b) More Than 10% Shareholders. No Option shall be granted to any person who at the time of grant owns stock with more than 10% of the total combined voting power of all classes of stock of the Company, its Parent or any Subsidiary, computed pursuant to Sections 422(b)(6) and 424(d) of the Code, unless at the time the Option is granted, its exercise price is at least 110% of the Fair Market Value of the Shares subject to the Option, and the Option is not exercisable after the expiration of five
     (5) years from the date of its grant. No Restricted Stock shall be awarded to any person who at the time of the Award owns stock with more than 10% of the total combined voting power of all classes of stock of the Company, its Parent or any Subsidiary, computed pursuant to Section 260.140.42(b)(2) of the Rules of the California Corporations Commissioner, unless at the time of the Award or at the time that the purchase of the Restricted Stock is consummated the purchase price of the Restricted Stock is equal to 100% of the Fair Market Value of such Shares.


4.   SHARES SUBJECT TO PLAN

               (a) Maximum Shares. The maximum number of Shares that may be subject to Awards and which are reserved for the Plan is 8,000,000, which can be delivered pursuant to Awards of Options or Restricted Stock. If an Award expires or terminates for any reason without having been fully exercised, the unpurchased Shares shall be added to the Shares available for Awards. The unpurchased Shares shall not increase the maximum number of Shares which may be subject to Awards.

               (b) Adjustment of Shares and Prices. In the event that Shares are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then
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     the number of Shares subject to this Plan and to Awards granted hereunder and the Exercise Price for such Shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of Awards. Any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Awards granted hereunder; provided, however, that fractional shares may be deleted from the adjustment or substitution. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this section to the extent that such authority or adjustment would cause any ISO to fail to comply with Section 422 of the Code. Any shares of stock or other securities received as a result of any of the foregoing by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 8 hereof.


5.   GRANTING OF OPTIONS

               (a) Grants. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Awards and to provide the terms and conditions (which need not be identical among Participants) thereof. Notwithstanding the foregoing, if at any time any class of equity securities of the Company is registered under Section 12(b) or 12(g) of the Exchange Act, then after such registration, the Committee shall not have the authority to grant Options to non-employee directors, except pursuant to provisions of the Plan as then in effect that satisfy the requirements for making "formula grants or awards" in accordance with Rule 16b-3 of the Exchange Act. At the time of grant of the Option the Committee shall determine and set forth in the Agreement the number of Shares subject to the Option; the manner, time and rate of exercise of such Option; whether such Option is to be issued as an ISO or an NQSO; the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option; and the Exercise Price of any Option, which (subject to Sections 3(b) and 7(ii)), may not be less than 85% of the Fair Market Value per Share at the date of grant of such Option; except that:

                    (i) No Option shall be exercisable prior to the date the Plan is approved by the Company's shareholders pursuant to
               Section 11;

                    (ii) No Option shall be granted more than 10 years from the Effective Date of the Plan and no Option shall be exercisable more than 10 years from the date such Option is granted;

                    (iii) Unless an accelerated version of the following vesting schedule is provided in the Agreement by the Committee in its sole discretion, each Option shall become exercisable for that number of Shares equal to at least 20% of the Shares subject to the Option each year; such that on or after the first anniversary of the grant of the Option, the Option shall be exercisable for at least 20% of the shares subject to the Option, on or after the second anniversary of the grant of the Option, the Option shall be exercisable for at least 40% of the shares subject to the Option, and so
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               on; provided, however, that Options granted to the Company's officers, directors or consultants may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period as determined by the Committee, including periods that extend for more than five (5) years; and

                    (iv) Notwithstanding any vesting schedule provided in the Agreement for any Option, the Agreement may provide that the Option is exercisable in full (and not in part) at any time without regard to such vesting schedule so long as the Shares issued pursuant to the exercise of the "nonvested" portion of the Option are issued as Unvested Shares (as defined in Section 8(c) below) having a vesting schedule (covering the lapse of the Company's right to repurchase the Unvested Shares at their original purchase price) that most closely approximates and mirrors the vesting schedule applicable to the Shares underlying the "nonvested" portion of the Option. For example, if, at the date of exercise of the Option in full (the "Exercise Date"), the Participant would otherwise have been permitted to exercise the Option as to 40% of the Shares covered thereby, with the balance of the Shares underlying the Option vesting as to one-third (1/3) of such shares on an annual basis during the succeeding three (3) year period, the Unvested Shares issued upon exercise in full of the Option will be subject to the Company's right to repurchase such Unvested Shares at their original purchase price, which repurchase right shall lapse as to one-third (1/3) of the Unvested Shares on each anniversary of the Exercise Date, so that on and after the first anniversary of the Exercise Date, the Company shall have the right to repurchase 40% of the Shares (or two-thirds (2/3) of the Unvested Shares) at their original purchase price, on and after the second anniversary of the Exercise Date, the Company shall have the right to repurchase 20% of the Shares (or one-third (1/3) of the Unvested Shares), and so on, with all such repurchase restrictions lapsing on the third
               (3rd) anniversary of the Exercise Date. Where the vesting schedule provided in the Agreement for an Option is based on annual vesting, the Company may, in making the exercise right described in the subparagraph (iv) available to Participants, provide in the Agreement that the repurchase restrictions applicable to the Unvested Shares will lapse on a monthly basis rather than on an annual basis, depending upon the event giving rise to the Company's repurchase right.

6.   EXERCISE OF OPTIONS

          (a) General Exercise Rights. An Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in Section 6(c) hereof, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant is an employee of, or consultant to, the Company or a member of the Board of Directors, and has continuously since
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the grant thereof been an employee of, or consultant to, the Company or a member of the Board of Directors. Transfer of employment between Company and its Affiliates shall not be considered an interruption or termination of employment for any purposes of this Plan. Neither shall a leave of absence at the request, or with the approval, of the Company or its Affiliates be deemed an interruption or termination of the employment term, the consulting arrangement or service as a member of the Board of Directors, so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to re-employment with the Company or reinstatement as a consultant or member of the Board of Directors is guaranteed by contract or statute. If the Participant is a member of the Board of Directors and is also an employee of the Company and is awarded an ISO, and the Participant's employment with the Company is subsequently terminated, then the ISO shall cease to be treated as an "incentive stock option" for purposes of Sections 421 and 422 of the Code. An Option shall also contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the SEC.

          (b) Notice of Exercise. To exercise an Option, a Participant must give written notice to the Company in form satisfactory to the Company specifying the number of whole shares that the Participant elects to purchase. The Company shall specify a closing date, which shall not be more than 30 days after the date of the Participant's notice, for the payment of the Exercise Price and the issuance of the Shares being purchased. If any purchase of Shares requires the consent of or a filing with or notice to the SEC or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period specified for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending. The date of exercise shall be the date on which the written notice is received by the Company. On or before the closing date, the Participant must deliver to the Company in form satisfactory to the Company all documents required under the Plan, the Agreement and applicable laws and regulations with regard to the purchase of Shares, together with full payment of the Exercise Price and payment in cash of such amount as may be required to pay any and all applicable withholding taxes. The Company shall issue and deliver to the Participant on the specified closing date or at the earliest practicable date after the specified closing date one or more certificates for the number of Shares purchased, which certificates shall contain the legends set forth in Section 8(d) below. In the event the Option shall be exercised pursuant to Section 6(c)(i) hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

          (c) Exercise After Termination of Employment, Consulting Arrangement or Directorship. Except as otherwise determined by the Committee at the date of grant of the Option and as is provided in the applicable Agreement evidencing the Option, upon termination of a Participant's employment with the Company or a Subsidiary or Parent, such Participant (or in the case of death, the person(s) to whom the Option is transferred by will or the laws of descent and distribution) may exercise such Option during the following periods of time (but in no event after the expiration date of such Option) to the extent that such Participant was entitled to exercise such Option at the date of such termination:
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               (i)   In the case of termination as a result of death or
          disability of the Participant, the Option shall remain exercisable to the extent it was exercisable at the date of termination for six (6) months after the date of termination, but in any event no later than the date of expiration of the Option exercise period; if the disability qualifies as a "disability" within the meaning of Section 22(e)(3) of the Code, then such Option will continue to be treated as an ISO, but if the disability does not so qualify, the Participant must exercise the Option within three (3) months after the date of termination to be entitled to ISO treatment, or the Option will be treated as a NQSO;

               (ii) In the case of the termination of employment, a directorship or the consulting arrangement, where such termination is based upon or for "cause," as determined by the Board of Directors, the Option shall remain exercisable for five (5) days after the date of termination, but in any event no later than the date of expiration of the Option exercise period; and

               (iii) In case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option shall remain exercisable three (3) months after the date of termination, but in any event no later than the date of expiration of the Option exercise period.

To the extent the Option is not exercised within the foregoing periods of time, the Option shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Section 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of Sections 421 and 422 of the Code.

          (d) Payment of Option Exercise Price. Payment of the exercise price shall be made either (i) in cash (including check, bank draft or money order),
(ii) with the consent of the Committee and subject to Section 6(f) hereof, by delivering the Participant's duly executed promissory note, (iii) with the consent of the Committee and subject to Section 6(e), by delivering Shares already owned by the Participant, or (iv) by a combination of these forms of payment.

          (e) Payment with Stock. With the consent of the Committee, the Participant may deliver Shares already owned by the Participant, valued at Fair Market Value as of the closing date in full or partial payment of the Exercise Price of the Shares subject to any Option; provided, however, that no Shares already owned by the Participant which is "statutory option stock" as defined in
Section 424(c)(3) of the Code may be delivered in payment for the Exercise Price if the applicable holding period requirements for such Shares under Section 422(a)(1) or 423(a)(1) of the Code have not been met at the time of exercise.

          (f) Payment with Loan. The Committee may in its sole discretion assist a Participant in the exercise of one or more Options granted to such Participant under the Plan by
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(i) authorizing a loan to the Participant from the Company, or (ii) authorizing a guaranty by the Company or any Affiliates of a third party loan to the Participant. The terms of any loan or guaranty (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1272 of the Code. In addition, any such loan by the Company shall, at the option of the Company, become immediately due and payable in full upon termination of the Participant's employment or position as an officer or director with the Company or any Affiliate for any reason, or upon a sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deductions from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 6(f) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan, and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws.

          (g) Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable on exercise of any Option until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(b) hereof.

          (h) Effect of Dissolution, Merger, Etc. In the event of a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property of the Company to another corporation, or upon the dissolution or liquidation of the Company, this Plan shall terminate, and any outstanding Options shall terminate, unless provision be made in connection with such transaction for the assumption of such Options, or the substitution for such Options of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. To the extent not inconsistent with any applicable law, the Company shall use its best efforts to give at least 15 days advance notice of any such proposed transaction to each Participant who has outstanding unexercised Options, which notice shall describe the transaction in general terms, and notify the Participant of any action which the Company and the surviving corporation, if other than the Company, have decided to take with respect to that Participant's Options.

7.   SPECIAL PROVISIONS FOR ISOs

          Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

               (i) The Option must be expressly designated as an ISO by the Committee and in the Agreement;

               (ii) The Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted;

               (iii) Any ISO shall not be transferable by the Participant to whom such ISO is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant;

               (iv) The aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any of its Affiliates and any predecessor of any such corporations) shall not exceed $100,000 as required under Section 422(d) of the Code (to the extent the $100,000 limit is exceeded, the $100,000 in options, measured as described above, granted earliest in time will be treated as ISOs and the remainder shall be NQSOs); and

               (v) Any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.


8.   RESTRICTED STOCK

          (a) Restricted Stock Awards. Subject to Section 4(a), the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Participant. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price to be paid for such Shares by the Participant (which shall be at least 85% of the Fair Market Value of the Shares at the time of such award or at the time the purchase is consummated (except as provided in Section 3(b) above) and the restrictions imposed on such Shares. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Company until the restrictions on such Shares shall have lapsed and the repurchase rights granted to the Company in Section 13 below are no longer in effect.
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          (b)  Restrictions.

               (i) Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Shares have vested.

               (ii) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

          (c) Vesting. The Company shall have the right to repurchase certain Shares of Restricted Stock at their original purchase price in accordance with the general repurchase provisions set forth in Section 13(a)(i) below, which repurchase right shall lapse as to no less than 20% of such Shares on each anniversary of the date the Shares were purchased; so that on or after the first anniversary of the Restricted Stock Award, the Company shall have the right to repurchase 80% of such Shares at their original purchase price, on or after the second anniversary, the Company shall have the right to repurchase 60% of such Shares at their original purchase price, and so on, provided that all of such restrictions shall lapse no later than the fifth anniversary of the Restricted Stock Award. In addition to the restrictions set forth in the foregoing sentence, the Shares of Restricted Stock held by an officer, director or consultant of the Company may be subject to such additional or greater restrictions as determined by the Committee and imposed at the time of grant of the Restricted Stock Award. Shares of Restricted Stock that are subject to repurchase at their original purchase price hereunder shall be "Unvested Shares."

          (d) Legend on Certificates. Each certificate evidencing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OF DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

               THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICE OF WEBTV NETWORKS, INC.

          (e) Section 83(b) Elections. Within 30 days after the issuance of shares of Restricted Stock to a Participant under the Plan, the Participant shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation Section 1.83-2 (and state law counterparts) with respect to such Restricted Stock. If the Participant does file such an election, the Participant shall promptly furnish the Company with a copy of such election.


9.   RESTRICTIONS OF TRANSFERS; GOVERNMENT REGULATIONS

          (a) Awards Not Transferable. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered, or transferred, except, in the event of the death of a Participant, by will or by the laws of descent and distribution.

          (b) Government Regulations. This Plan, the granting of Awards under this Plan, and the issuance of or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the SEC) which may, in the option of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the applicability of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, nor cash payments made by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with, including without limitation the delivery to the Company of written representations regarding the Participant's investment intent. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.


10.  ADMINISTRATION OF PLAN

          (a) The Committee. The Plan shall be administered by the Committee, which shall act upon majority vote.

               (i) Subject to 10(a)(ii) below, the Committee shall consist of two or more members of the Board of Directors.

               (ii) If at any time any class of equity securities of the Company is registered pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, then, to the extent possible, the Committee shall consist of two or more directors, each of whom shall, while serving on the Committee, be a "disinterested person" as defined in Rule 16b-3 (or any successor provisions) promulgated by the SEC and an "outside director" as referred to under Section 162(m) of the Code.

          (b) Committee Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business, and any determination or action may be taken at a meeting by a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Restricted Stock or Options. Members of the Board of Directors and members of the Committee, and each of them, shall be free from all liability, joint or several, for their acts, omissions and conduct, and for the acts, omissions and conduct of their duly appointed agents, in the administration of the Plan, except for those acts or omissions which constitute willful misconduct.

          (c) Committee Authority. To clarify the Committee's powers and duties, but not to limit them, the Committee shall have full authority and power to:

                (i) Interpret the provisions of the Plan and make rules and regulations for the administration of the Plan which are consistent with the Plan;

                (ii) Decide all questions of eligibility for Plan participation and for the grant of Awards;

                (iii) Adopt forms of Agreements and other documents consistent with the Plan;

                (iv) Engage agents to perform legal, accounting and other professional services as it may deem proper for administrating the Plan; and

                (v) Take other actions reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by the Plan.

          (d) Indemnification. In addition to other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including court costs and reasonable attorney fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement or in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.


11.  EFFECTIVE DATE

          The Effective Date of the Plan shall be the date of its approval by the Board of Directors, subject to the receipt within one year of that date of the approval of the holders of a majority of the shares of common stock of the Company, either at a meeting or by written consent. All Awards pursuant to the Plan prior to the receipt of shareholder approval shall be effective when made but shall be subject to receipt of such approval. If such approval is not received, all Awards shall automatically terminate.


12.  AMENDMENT AND TERMINATION

          (a)  The Plan.

               (i) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion; provided, however, that no amendment shall, without the approval of the shareholders of the Company in accordance with the laws of the State of California and Section 422 of the Code and Rule 16b-3 under the Exchange Act: (a) change the class of persons eligible to receive Awards or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase the aggregate number of Shares with respect to which Awards may be made under the Plan; or (c) materially increase the benefits accruing to Participants under the Plan; or (d) remove the administration of the Plan from the Committee or render any member of the Committee eligible to receive an Award under the Plan while serving thereon. Any purported amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

               (ii) Termination. The Plan shall terminate automatically on the tenth (10th) anniversary of the Effective Date, and the Board of Directors may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan and Agreements shall continue in full force and effect with respect to outstanding Restricted Stock and outstanding and unexercised Options granted under the Plan and Shares issued under the Plan.

          (b) Awards. Subject to the terms and conditions and limitations of the Plan, the Committee may in the exercise of its sole discretion modify or renew outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised) and authorize the granting of new Awards in substitution therefor (to the extent not theretofore exercised). Without limiting the generality of the foregoing, the Committee may in its discretion at any time accelerate the time at which any Option is exercisable or the date on which any Restricted Stock vests, subject to compliance with the requirements of Rule 16b-3 (or successor provisions) promulgated by the SEC. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.


13.  REPURCHASE RIGHTS OF COMPANY

          (a) Repurchase Rights on Termination of Employment, Consulting Arrangement or Directorship.

               (i) Repurchase Rights of Company. In the event of the voluntary or involuntary termination of the Participant's employment or directorship or the termination of any contract for services with the Participant if the Participant is a consultant, with the Company, a Subsidiary or a Parent, for any reasons, whether with or without cause, the Company shall have the right to repurchase all of the Shares
(1) acquired upon exercise of any Option by the Participant, his assigns, heirs, legatees or legal representatives and (2) issued pursuant to a Restricted Stock Award, together with any shares of stock issued by the Company as a dividend or other distribution on, in exchange for or upon conversion of such Shares (collectively, the "Subject Shares"). Within 60 days after the termination (with respect to Subject Shares held or owned on the date of termination) or within 60 days after exercise of any Option after the date of termination (with respect to Subject Shares acquired after the date of termination), the Company may give written notice to the Participant, or if appropriate, his assigns, heirs, legatees or legal representatives, setting forth the Company's decision to exercise its repurchase right, the repurchase price of the Subject Shares and a date for closing not later than 15 days from the date of the written notice. The repurchase price per share shall be the Fair Market Value per share of the Subject Shares on the date of repurchase; provided, however, that as to Subject Shares that are Unvested Shares as defined in Section 8(c) above, the repurchase price may be the price per share set forth in that Section.

          (ii) Assignment of Repurchase Rights. If the Company decides not to exercise its right of repurchase under Section 13(a)(i) above, the Company shall have the right to assign its right to repurchase the Subject Shares. Within 60 days after the termination (with respect to Subject Shares held or owned on the date of termination) or within 60 days after the exercise of any Option after the date of termination (with respect to Subject Shares acquired after the date of termination), the Company may give written notice to the Participant, or if appropriate, his assigns, heirs, legatees or legal representatives, setting forth the Company's decision to assign its repurchase right. Within 15 days after the Company decides to assign its repurchase right, the assignee may give written notice to the Company setting forth the decision to exercise the repurchase right. The Company shall in turn within 7 days of notice from the assignee give written notice to the Participant, or if appropriate, his assigns, heirs, legatees or legal representatives, setting forth the assignee's decision to exercise the repurchase right, the repurchase price of the Subject Shares and a date for closing not later than 7 days from the date of the written notice from the Company.

     (b)  Repurchase Rights on Transfer, Etc.

          (i) Except as provided in the Plan, neither a Participant nor his assigns, heirs, legatees or legal representatives shall make any Voluntary Transfer of any interest in the Subject Shares except in compliance with this
Section 13(b), and all Subject Shares shall be subject to this Section 13(b) in the event of any Involuntary Transfer. The Company shall have the right to repurchase all of the Subject Shares in the case of an Involuntary Transfer and in the case of a Voluntary Transfer, all of the Subject Shares that are part of the proposed transfer (in either case referred to as the "Offered Shares"). Prior to a Voluntary Transfer, and no later than 15 days after an Involuntary Transfer, the Participant, or his assigns, heirs, legatees or legal representatives, shall give written notice to the Company of such proposed or actual transfer. The written notice shall include a description of the Voluntary Transfer, the price (if any) and the other terms (including complete terms of payment) of the proposed transfer. Within 30 days of the Company's receipt of the notice, the Company may give written notice to the Participant, or his assigns, heirs, legatees or legal representatives, stating whether the Company elects to exercise its repurchase rights, and, if so, the repurchase price of the Offered Shares, and a date for closing not later than 15 days from the date of the written notice.

          (ii) In the case of a Voluntary Transfer consisting of a proposed sale solely for cash, based on a bona fide firm and present offer from a party unrelated to the Participant, his assigns, heirs, legatees or legal representatives, which offer is made primarily for investment purposes and not for the purpose of acquiring information concerning the Company or seeking any competitive advantage, and is not contingent on financing or otherwise, the repurchase price for the Company as to the Offered Shares shall be a cash amount equal to the price at which the sale is proposed to be made. In the case of any other kind of Voluntary Transfer or of any Involuntary Transfer, the repurchase price per share for the Offered Shares shall be the Fair Market Value as of the date of the Participant's written notice of the transfer or, if earlier, the date of the event triggering the Voluntary or Involuntary Transfer. Except with respect to a bona fide sale solely for cash, as described in the first sentence of this Section 13(b)(ii), if the Company's repurchase rights under Section 13(a) are in effect at the time notice of a Voluntary Transfer is given or at the time an Involuntary Transfer occurs, then notwithstanding the provisions of this Section 13(b)(ii) the repurchase price shall be determined as set forth in
Section 13(a).

          (iii) In the case of a Voluntary Transfer, if the Company (or its designee(s) under Section 13(c)(ii)) elects to repurchase none of the Offered Shares referred to in the Participant's written notice to the Company, the Participant may, within a period of 120 days from the date of delivery of notice to the Company, dispose of all of the Offered Shares, but only to the person or persons named in the notice at the price and on the terms set forth in the notice. In any case, whether a Voluntary Transfer or an Involuntary Transfer, if the Company (or its designee(s)) does not elect to exercise its right to repurchase the Offered Shares, then the shares shall continue to be subject to repurchase under this Section 13(b) in the hands of the transferee.

          (iv) A "Voluntary Transfer" means any transfer of any interest in the Subject Shares which did not arise by operation of law (or which arises by operation of law in enforcing an agreement entered into by the holder of the Subject Shares); and includes, without limitation, a sale for cash, obligations or any other property, a gift, a hypothecation, the exercise of a right of foreclosure or a power of sale granted in connection with a hypothecation, a transfer pursuant to an order specifically enforcing an agreement entered into by the holder of the Subject Shares, a transfer to any person other than the Participant pursuant to an agreement of separate maintenance or the termination of the marriage of the Participant by divorce or dissolution, and, in the case of a nonindividual shareholder, any distribution to its shareholders, partners, beneficiaries or other holders of beneficial interests and any change in ownership resulting from a merger or other reorganization. An "Involuntary Transfer" means any transfer of any interest in the Subject Shares which is not a Voluntary Transfer; and includes, without limitation, the transfers resulting from death of an individual shareholder, involuntary dissolution of a nonindividual shareholder, an adjudication of bankruptcy or insolvency of a shareholder, the appointment of a guardian and/or conservator of the shareholder and any sale to satisfy a judgment (except a judgment specifically enforcing an agreement entered into by the holder of the Subject Shares).

     (c)  Stock Repurchase Procedures

          (i) The closing for the repurchase of any Shares under this Section 13 shall take place at the Company's principal offices. At the closing, the holder of the certificate(s) for the shares being transferred shall deliver the certificate(s) evidencing the shares to the Company, together with a duly executed stock power, and the Company or employee shall deliver the purchase price. The purchase price shall be payable in full in cash or by check.

          (ii) The right of the Company to repurchase the Subject Shares or the Offered Shares shall be assignable in whole or in part by the Company to one or more persons or entities. Every designee shall have the right to exercise the repurchase rights in the designee's own name for the designee's own account and in the same manner provided for the Company; provided, however, that in the case of a Voluntary Transfer only, the designee(s) may exercise the repurchase rights with respect to fewer than all of the Offered Shares, so long as not fewer than all of the Offered Shares will be purchased by the Company and/or its designee(s) acting together.

          (iii) If any repurchase of shares requires the consent of or a filing with or notice to the SEC or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending.

          (iv) The Company and the Participant may waive (but not unilaterally extend) any of the time periods for the exercise of any repurchase rights.

     (d) Termination of Repurchase Rights. The repurchase rights described in this Section 13 shall terminate and no longer be of effect with respect to any termination of the Participant's employment (whether as an employee, consultant or advisor) or directorship occurring after:

          (i) The mutual agreement of the Company and the Participant or other holder of the Shares; or

          (ii) The effectiveness of a registration statement under the Securities Act of 1933 offering the Shares to the general public in a bona fide, firm commitment underwriting, but only as to such Shares which are not Unvested Shares.

     (e) Certificates. So long as the repurchase rights granted to the Company are in effect as to any Subject Shares, the certificates for the Subject Shares shall be held by the Company.

14.  MISCELLANEOUS

     (a) Employment. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Options under the Plan, shall in any way modify or affect, or evidence any intention or understanding as to, the terms of employment of any Participant with the Company, or any Subsidiary or Parent, including the duration of such employment. Under no circumstances shall this Plan or the existence of this Plan restrict the Company's right to terminate the employment of any Participant. No person shall have a right to be granted Options or, having been granted Options, to be selected again.

     (b) Multiple Options. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Option or more than one type of Option.

     (c) Written Notice. Any notices required under the Plan shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their assigns, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:


               WebTV Networks, Inc.

               305 Lytton Avenue

               Palo Alto, CA 94301

     (d) Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of California and, with respect to ISOs, shall be interpreted and administered in accordance with Section 422 of the Code. If any provision regarding an ISO is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Option being treated as an ISO for federal income tax purposes. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective. To the extent there is any conflict between the Plan and any Agreement adopted pursuant to the Plan, the terms of this Plan shall govern.

     (e) Withholding Taxes. The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may, pursuant to such rules as the Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or successor provisions) promulgated by the SEC.

     (f) No Advice. The Company shall not be responsible for providing any Participant with legal, business or tax advice. Any legal or tax liabilities incurred by a Participant as a result of Participant's participation in the Plan shall be the sole responsibility of the Participant. Participants should consult their own attorneys and tax advisers with respect to questions regarding participation in the Plan.

     (g) Construction. Definitions shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

                       INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE WEBTV NETWORKS, INC.
                           1996 STOCK INCENTIVE PLAN


          THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), effective as of (EffectiveDate), is entered into between WebTV Networks, Inc., a California corporation (the "Company") whose executive offices are located at 305 Lytton Avenue, Palo Alto, CA 94301 and (Optionee) (the "Optionee"), an officer or other employee of the Company, whose address is set forth on the signature page hereto.


                                R E C I T A L S


          A. The Board of Directors of the Company has adopted, and the shareholders of the Company have approved, the WebTV Networks, Inc. 1996 Stock Incentive Plan, as amended (the "Plan"), to promote the long-term interests of the Company by providing officers and other employees of, and consultants to, the Company and members of the Board of Directors of the Company with an incentive to promote the financial success of the Company. Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Plan, a copy of which is attached hereto as Exhibit C.

          B. On (BoardAprvlDate) the Committee awarded to the Optionee an option to purchase shares of the Common Stock of the Company and the Optionee has elected to accept such option, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, it is agreed between the parties as follows:

          SECTION 1. GRANT OF OPTION. In consideration of the services performed or to be performed by the Optionee, the Company hereby grants the Optionee an Option under the Plan to purchase (SharesSpelled) ((NoShares)) shares of Common Stock of the Company (the "Shares"), upon the following terms and conditions:

          (a) The Option is granted under and pursuant to the Plan and the Option is subject to all of the provisions thereof.

          (b)  The Option is intended to be issued as an ISO.

          (c)  The Exercise Price of the Option is $(PricePerShare) per share.

          (d) The Option is not exercisable after the tenth anniversary of the date first set forth above, subject to such shorter periods for exercising the Option as set forth in Section 6(c) of the Plan.

          (e) The Option is not transferable otherwise than by the laws of testate and intestate descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

          SECTION 2.  EXERCISE.

          (a) VESTING SCHEDULE. The Option shall vest as to 1/4th of the Shares upon the expiration of the first year of the Optionee's continuous employment with the Company, so that at any time after such first year, the optionee shall be entitled to exercise the Option as to 1/4th of the Shares. Thereafter, the Option shall continue to vest as to 1/36th of the balance of the Shares for each full month of continuous employment of the Optionee by the Company. Notwithstanding the foregoing, the Option will immediately cease to vest on the date that the Optionee's continuous employment with the Company ceases. If the Optionee's continuous employment ceases prior to the end of the first full year of employment, the Option shall not vest for such year, and if the Optionee's continuous employment ceases prior to the end of a full month, the Option shall not vest for such month. Calculation of the first year and monthly vesting thereafter shall be determined based on the actual date of employment so that if an employee became employed on the 25th day of a month, the one month period would end on the 24th day of the following month. Where there is no corresponding day of the following month for the applicable measurement date (i.e., no 31st day in the following month), the last day of the following month shall be used to measure the full month.

          (b) EXERCISE. Subject to Section 1(d) hereof and all other provisions of this Agreement and the Plan applicable to the exercise of the Option, the Option shall be exercisable only with respect to such portion of the Option as has become vested pursuant to Section 2(a) above and only with respect to whole Shares.

          (c) CHANGE OF OWNERSHIP. The Option is subject to Section 6(h) of the Plan regarding the proposed effect of dissolution, merger, etc., as defined in the Plan.

          (d) TERMINATION OF EMPLOYMENT. The Optionee or, in the event of the Optionee's death, the Optionee's heirs, legatees or legal representatives, as the case may be, shall have the right to exercise the Optionee's Option with respect to the same number of Shares that the Optionee would have been able to exercise hereunder on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination) in accordance with the Plan.


          (e) EXERCISE PROCEDURE. The Option or any part thereof shall be exercised by giving written notice of exercise to the Secretary of the Company on or before the applicable date specified in Section 6(c) of the Plan. Such notice shall state the Optionee's election to exercise the Option, the number of whole Shares in respect of which the Option is being exercised, and the notice must be signed by the Optionee or other person exercising the Option. Such exercise shall either be evidenced by the delivery of the notice accompanied by payment of the full Exercise Price and all applicable withholding taxes and an Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, in which event the Company shall issue any certificate(s) representing the Shares to which the Optionee is entitled as a result of the exercise as soon as practicable after the notice has been received; or the Company shall fix a date (the "CLOSING DATE") (not more than 30 days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes and the delivery of the Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, against the issuance by the Company of any certificate(s) representing Shares to which the Optionee is entitled to receive as a result of the exercise. If any issuance or transfer of the Shares to be purchased requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable agency charged with the administration of applicable securities laws, the Closing Date shall be extended for such period as the necessary request for consent or approval to issue or transfer is pending. Neither the Optionee nor the Optionee's heirs, legatees, or legal representatives may exercise the Option granted under this Agreement more than once in any given calendar quarter without the consent of the Committee, except in the case of the exercise of an Option following the Optionee's death or termination of employment with the Company or an exercise made in contemplation of a transaction described in
Section 2(c) above. The date on which the Optionee's written notice is received by the Secretary of the Company shall be the date of exercise of the Option as to such number of Shares. On or before the Closing Date, the Optionee must deliver to the Secretary of the Company in form satisfactory to the Committee all documents required under the Plan, this Agreement and applicable laws and regulations with regard to the purchase of Common Stock (including investment and/or residency representations as may be required by the Committee). Payment of the Exercise Price shall be made either (i) in cash (including check, bank draft or money order), (ii) with the consent of the Committee by delivering Shares already owned by the Optionee, or (iii) by a combination of these forms of payment.

          SECTION 3. COMPANY'S REPURCHASE OPTION. The Shares which have been issued to Optionee upon exercise of the Option under the provisions of Section 2 of this Agreement shall be subject to repurchase by the Company in accordance with Section 13 of the Plan.


          SECTION 4.  DEPOSIT OF STOCK CERTIFICATES.


          (a) As security for the Optionee's faithful performance of the terms of this Agreement and to insure the availability for delivery of the Optionee's Shares upon exercise of the Company's repurchase rights under the Plan, the Optionee hereby agrees that (i) the certificates evidencing the Shares and any additions and substitutions to said Shares may be retained and held by the Company in accordance with the terms of this Section 4 and (ii) the Optionee will deliver and deposit with the Company on the Closing Date the Assignment Separate from Certificate duly executed (with date and number of shares in blank) as set forth in Section 2(e) above.

          (b) The Optionee further hereby irrevocably constitutes and appoints the Company as his or her attorney-in-fact and agent to execute with respect to the foregoing securities all documents and/or agreements necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 4, the Optionee shall be entitled to exercise all rights and privileges of a shareholder of the Company while the certificates representing the Shares are held by the Company.

          (c) In the event the Company shall elect to exercise its repurchase rights under the Agreement and the Plan, the Company shall give to the Optionee a written notice as provided in the Plan, and the Company is hereby irrevocably authorized and directed to close the transaction contemplated by such notice.

          (d) Upon the closing of any repurchase of all or any portion of the Shares, the Company will (i) date the stock assignment form or forms necessary for the transfer in question, (ii) fill in the number of Shares being repurchased, (iii) cancel the certificate or certificates evidencing the Shares being repurchased, against the simultaneous delivery to the Optionee of the purchase price (by certified or bank cashier's check) for the number of Shares being purchased pursuant to the exercise of the Company's repurchase rights, and (iv) retain the certificate or certificates evidencing the Shares not being repurchased in accordance with the terms of this Section 4.

          (e) Upon the termination of all restrictions imposed upon the Shares under the Plan and this Agreement, the Company will deliver to the Optionee a certificate or certificates representing the number of Shares not repurchased by the Company or its assignee(s) pursuant to exercise of the Company's repurchase rights under the Plan.

          SECTION 5. RESTRICTIONS ON SALE OR TRANSFER. The Optionee shall not sell or transfer at any time any Shares except as permitted in the Plan. Notwithstanding any permitted sale or transfer of the Shares under the Plan, no permitted sale or transfer shall be effective as against the Company until such time as the transferee has furnished the Company with an executed copy of Exhibit B attached hereto.

          SECTION 6. CESSATION OF SHAREHOLDER RIGHTS. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions of this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

          SECTION 7. LEGENDS. All certificates representing the Shares issued to the Optionee upon exercise of the Option shall, where applicable, have endorsed thereon legends in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED.

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE WEBTV NETWORKS, INC. 1996 STOCK INCENTIVE PLAN AND AN INCENTIVE STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND WEBTV NETWORKS, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY.

and any legend required to be placed thereon by the California Commissioner of Corporations, if any, and any applicable state securities law.

          SECTION 8.  INVESTMENT REPRESENTATIONS.


          (a) This Agreement is made with the Optionee in reliance upon the Optionee's representation to the Company, which by his or her acceptance hereof he or she confirms, that the Option and the Shares which he or she will receive will be acquired for investment for an indefinite period for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his or her property shall at all times be within his or her control. By executing this Agreement, the Optionee further represents (i) that he or she does not have any contract, understanding or agreement with any person to sell, transfer or grant participation, to such person or to any third person, with respect to the Option or any of the Shares issuable pursuant to the Option, (ii) that his or her current residence address is as set forth on the signature page hereto, and
(iii) that all communications between the parties concerning the Shares issuable pursuant to the Option have taken place within the State of California.

          (b) The Optionee understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") on the ground that the sale provided for in this Agreement is exempt pursuant to
Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on his or her representations set forth herein.

          (c) The Optionee agrees that in no event will he or she make a disposition of any of the Shares, unless and until (i) he or she shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he or she shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration of such Common Stock under the Securities Act, or
(B) that appropriate action necessary for compliance with the Securities Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 8(c).

          (d) In connection with the investment representations made herein, the Optionee represents that he or she has heretofore discussed or had the opportunity to discuss the Company's plans, operations and financial condition with the Company's officers and has heretofore received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risks inherent in his or her investment. The Optionee further represents that he or she has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, and by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Optionee has the capacity to protect his or her own interest in connection with the transactions contemplated by this Agreement.

          (e) The Optionee understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when he or she desires to sell the Shares, he or she may be required to hold the Shares for an indeterminate period. The Optionee also acknowledges that he or she understands that any sale of the Shares which might be made by him or her in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule 144.

          SECTION 9. INITIAL PUBLIC OFFERING. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for one hundred eighty (180) days, or such shorter period as may be determined by the Board of Directors of the Company, from the effective date of the registration statement to be filed in connection with such initial public offering.

          SECTION 10. MODIFICATIONS. No modification of this Agreement shall be valid unless made in writing and signed by the parties to this Agreement.

          SECTION 11. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the Company and the Optionee regarding the Option and the Shares issuable thereunder and supersedes all prior or contemporaneous discussions between them. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be controlling. Should any part, term or provision of this Agreement be declared invalid, void or unenforceable, all remaining parts, terms and provisions of this Agreement shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The headings of each paragraph of this Agreement are provided for the convenience of the parties and are not to be given legal effect or significance.

          SECTION 12. INCOME TAXES. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences.

          SECTION 13. WRITTEN NOTICE. Any written notice under this Agreement shall be given in the manner and shall be effective on the date provided in
Section 14(c) of the Plan.

          SECTION 14. EMPLOYMENT OR OTHER RELATIONSHIP. Neither the establishment of the Plan nor any amendments thereto, nor the granting of this Option shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of employment of the Optionee with the Company. An Optionee may be terminated at any time by the Company and such termination may be with or without cause subject to applicable agreements. No person shall have a right to be granted Options or, having been selected as the recipient of a grant thereof, to be so selected again.

          SECTION 15. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee as provided in Section 2(d) hereof. This Agreement shall be interpreted under and governed by the laws of the State of California. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts located in the County of Santa Clara, California.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the Optionee to be effective as of the date first set forth above.


Optionee:                              WebTV Networks, Inc.



_____________________________          By: ____________________________________
(Optionee)                             Its: ____________________________________

Address:
_____________________________

_____________________________

_____________________________


Optionee's employment by the Company commenced on:  (EmpStartDate)
                                                    --------------

This option begins vesting on (if other than above): (VCD)
                                                    ------

                                SPOUSAL CONSENT
                                ---------------



          The undersigned has read and is familiar with the preceding Agreement and hereby consents and agrees to be bound by all the terms of the Agreement (including the Plan), together with any and all amendments thereto, as if the undersigned had executed the Agreement and/or such amendments. Without limiting the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction, election or amendment made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.



Dated: ________________________________


                                            ____________________________________
                                            (Printed Name)


                                            ____________________________________
                                            (Signature)

                                   EXHIBIT A


                     ASSIGNMENT SEPARATE FROM CERTIFICATE



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ________________________________ (________________) shares of the
Common Stock of WEBTV NETWORKS, INC., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ________ to the Company and herewith and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.


Dated: ________________________________



                                            ____________________________________
                                            (Optionee)

                                   EXHIBIT B


                  ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                      BY THE 1996 STOCK INCENTIVE PLAN OF
                             WEBTV NETWORKS, INC.


          The undersigned, as transferee of shares of WEBTV NETWORKS, INC., hereby acknowledges that he or she has read and reviewed the terms of the Incentive Stock Option Agreement attached hereto (the "Agreement") and the 1996 Stock Incentive Plan of WEBTV NETWORKS, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed the Agreement as an original party thereto.



Dated: ______________________________


                                            ____________________________________
                                            (Printed Name)


                                            ____________________________________
                                            (Signature)


                                            Address:
                                            ____________________________________

                                            ____________________________________

                                            ____________________________________

                                   EXHIBIT C

                           1996 STOCK INCENTIVE PLAN



                                  [attached]

                       INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE WEBTV NETWORKS, INC.
                           1996 STOCK INCENTIVE PLAN
                          (Option Awarded as a Bonus)


    THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), effective as of ((EffectiveDate)), is entered into between WebTV Networks, Inc., a California corporation (the "Company") whose executive offices are located at 305 Lytton Avenue, Palo Alto, CA 94301 and ((Optionee)) (the "Optionee"), an officer or other employee of the Company, whose address is set forth on the signature page hereto.


                                R E C I T A L S


    A. The Board of Directors of the Company has adopted, and the shareholders of the Company have approved, the WebTV Networks, Inc. 1996 Stock Incentive Plan, as amended (the "Plan"), to promote the long-term interests of the Company by providing officers and other employees of, and consultants to, the Company and members of the Board of Directors of the Company with an incentive to promote the financial success of the Company. Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Plan, a copy of which is attached hereto as Exhibit C.

    B. On ((BoardAprvlDate)) the Committee awarded to the Optionee an option to purchase shares of the Common Stock of the Company and the Optionee has elected to accept such option, on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, it is agreed between the parties as follows:

    Section 1. Grant of Option. In consideration of the services performed or to be performed by the Optionee, the Company hereby grants the Optionee an Option under the Plan to purchase ((SharesSpelled)) (((NoShares))) shares of Common Stock of the Company (the "Shares"), upon the following terms and conditions:

          (a) The Option is granted under and pursuant to the Plan and the Option is subject to all of the provisions thereof.

          (b)  The Option is intended to be issued as an ISO.

          (c)  The Exercise Price of the Option is $((PricePerShare)) per share.

          (d) The Option is not exercisable after the tenth anniversary of the date first set forth above, subject to such shorter periods for exercising the Option as set forth in Section 6(c) of the Plan.

          (e) The Option is not transferable otherwise than by the laws of testate and intestate descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

    Section 2.  Exercise.

           (a) Vesting Schedule. The Option shall vest as to 1/4th of the Shares upon the expiration of one (1) year from the "Vesting Commencement Date" set forth at the end of this Agreement, so that at any time after such one (1) year period (provided, that this Option is not sooner terminated as set forth below), the Optionee shall be entitled to exercise the Option as to 1/4th of the Shares. Thereafter, the Option shall continue to vest as to 1/36th of the balance of the Shares for each full month of continuous employment of the Optionee by the Company. Notwithstanding the foregoing, the Option will immediately cease to vest on the date that the Optionee's continuous employment with the Company ceases. If the Optionee's continuous employment ceases prior to the expiration of the one (1) year period year set forth in the first sentence of this Section 2(a), the Option shall not vest for such period, and if the Optionee's continuous employment ceases prior to the end of a full month, the Option shall not vest for such month. Calculation of the one year and monthly vesting thereafter shall be determined based on the actual date of employment so that if an employee became employed on the 25th day of a month, the one month period would end on the 24th day of the following month. Where there is no corresponding day of the following month for the applicable measurement date (i.e., no 31st day in the following month), the last day of the following month shall be used to measure the full month.

           (b) Exercise. Subject to Section 1(d) hereof and all other provisions of this Agreement and the Plan applicable to the exercise of the Option, the Option shall be exercisable only with respect to such portion of the Option as has become vested pursuant to Section 2(a) above and only with respect to whole Shares.

           (c) Change of Ownership. The Option is subject to Section 6(h) of the Plan regarding the proposed effect of dissolution, merger, etc., as defined in the Plan.

           (d) Termination of Employment. The Optionee or, in the event of the Optionee's death, the Optionee's heirs, legatees or legal representatives, as the case may be, shall have the right to exercise the Optionee's Option with respect to the same number of Shares that the Optionee would have been able to exercise hereunder on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination) in accordance with the Plan.

           (e) Exercise Procedure. The Option or any part thereof shall be exercised by giving written notice of exercise to the Secretary of the Company on or before the applicable date specified in Section 6(c) of the Plan. Such notice shall state the Optionee's election to exercise the Option, the number of whole Shares in respect of which the Option is being exercised, and the notice must be signed by the Optionee or other person exercising the Option. Such exercise shall either be evidenced by the delivery of the notice accompanied by payment of the full Exercise Price and all applicable withholding taxes and an Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, in which event the Company shall issue any certificate(s) representing the Shares to which the Optionee is entitled as a result of the exercise as soon as practicable after the notice has been received; or the Company shall fix a date (the "Closing Date") (not more than 30 days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes and the delivery of the Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, against the issuance by the Company of any certificate(s) representing Shares to which the Optionee is entitled to receive as a result of the exercise. If any issuance or transfer of the Shares to be purchased requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable agency charged with the administration of applicable securities laws, the Closing Date shall be extended for such period as the necessary request for consent or approval to issue or transfer is pending. Neither the Optionee nor the Optionee's heirs, legatees, or legal representatives may exercise the Option granted under this Agreement more than once in any given calendar quarter without the consent of the Committee, except in the case of the exercise of an Option following the Optionee's death or termination of employment with the Company or an exercise made in contemplation of a transaction described in
Section 2(c) above. The date on which the Optionee's written notice is received by the Secretary of the Company shall be the date of exercise of the Option as to such number of Shares. On or before the Closing Date, the Optionee must deliver to the Secretary of the Company in form satisfactory to the Committee all documents required under the Plan, this Agreement and applicable laws and regulations with regard to the purchase of Common Stock (including investment and/or residency representations as may be required by the Committee). Payment of the Exercise Price shall be made either (i) in cash (including check, bank draft or money order), (ii) with the consent of the Committee by delivering Shares already owned by the Optionee, or (iii) by a combination of these forms of payment.

    Section 3. Company's Repurchase Option. The Shares which have been issued to Optionee upon exercise of the Option under the provisions of Section 2 of this Agreement shall be subject to repurchase by the Company in accordance with Section 13 of the Plan.

    Section 4.  Deposit of Stock Certificates.

           (a) As security for the Optionee's faithful performance of the terms of this Agreement and to insure the availability for delivery of the Optionee's Shares upon exercise of the Company's repurchase rights under the Plan, the Optionee hereby agrees that (i) the certificates evidencing the Shares and any additions and substitutions to said Shares may be retained and held by the Company in accordance with the terms of this Section 4 and (ii) the Optionee will deliver and deposit with the Company on the Closing Date the Assignment Separate from Certificate duly executed (with date and number of shares in blank) as set forth in Section 2(e) above.

           (b) The Optionee further hereby irrevocably constitutes and appoints the Company as his or her attorney-in-fact and agent to execute with respect to the foregoing securities all documents and/or agreements necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 4, the Optionee shall be entitled to exercise all rights and privileges of a shareholder of the Company while the certificates representing the Shares are held by the Company.

           (c) In the event the Company shall elect to exercise its repurchase rights under the Agreement and the Plan, the Company shall give to the Optionee a written notice as provided in the Plan, and the Company is hereby irrevocably authorized and directed to close the transaction contemplated by such notice.

           (d) Upon the closing of any repurchase of all or any portion of the Shares, the Company will (i) date the stock assignment form or forms necessary for the transfer in question, (ii) fill in the number of Shares being repurchased, (iii) cancel the certificate or certificates evidencing the Shares being repurchased, against the simultaneous delivery to the Optionee of the purchase price (by certified or bank cashier's check) for the number of Shares being purchased pursuant to the exercise of the Company's repurchase rights, and
(iv) retain the certificate or certificates evidencing the Shares not being repurchased in accordance with the terms of this Section 4.

           (e) Upon the termination of all restrictions imposed upon the Shares under the Plan and this Agreement, the Company will deliver to the Optionee a certificate or certificates representing the number of Shares not repurchased by the Company or its assignee(s) pursuant to exercise of the Company's repurchase rights under the Plan.

    Section 5. Restrictions on Sale or Transfer. The Optionee shall not sell or transfer at any time any Shares except as permitted in the Plan. Notwithstanding any permitted sale or transfer of the Shares under the Plan, no permitted sale or transfer shall be effective as against the Company until such time as the transferee has furnished the Company with an executed copy of Exhibit B attached hereto.

    Section 6. Cessation of Shareholder Rights. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions of this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

    Section 7. Legends. All certificates representing the Shares issued to the Optionee upon exercise of the Option shall, where applicable, have endorsed thereon legends in substantially the following form:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL

    SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT
    REQUIRED.


    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE WEBTV NETWORKS, INC. 1996 STOCK INCENTIVE PLAN AND AN INCENTIVE STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND WEBTV NETWORKS, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY.


and any legend required to be placed thereon by the California Commissioner of Corporations, if any, and any applicable state securities law.

    Section 8.     Investment Representations.

           (a) This Agreement is made with the Optionee in reliance upon the Optionee's representation to the Company, which by his or her acceptance hereof he or she confirms, that the Option and the Shares which he or she will receive will be acquired for investment for an indefinite period for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his or her property shall at all times be within his or her control. By executing this Agreement, the Optionee further represents (i) that he or she does not have any contract, understanding or agreement with any person to sell, transfer or grant participation, to such person or to any third person, with respect to the Option or any of the Shares issuable pursuant to the Option, (ii) that his or her current residence address is as set forth on the signature page hereto, and
(iii) that all communications between the parties concerning the Shares issuable pursuant to the Option have taken place within the State of California.

           (b) The Optionee understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act") on the ground that the sale provided for in this Agreement is exempt pursuant to
Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on his or her representations set forth herein.

           (c) The Optionee agrees that in no event will he or she make a disposition of any of the Shares, unless and until (i) he or she shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he or she shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration of such Common Stock under the Securities Act, or
(B) that appropriate action necessary for compliance with the Securities Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 8(c).

           (d) In connection with the investment representations made herein, the Optionee represents that he or she has heretofore discussed or had the opportunity to discuss the Company's plans, operations and financial condition with the Company's officers and has heretofore received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risks inherent in his or her investment. The Optionee further represents that he or she has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, and by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Optionee has the capacity to protect his or her own interest in connection with the transactions contemplated by this Agreement.

           (e) The Optionee understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when he or she desires to sell the Shares, he or she may be required to hold the Shares for an indeterminate period. The Optionee also acknowledges that he or she understands that any sale of the Shares which might be made by him or her in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule 144.

    Section 9. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for one hundred eighty (180) days, or such shorter period as may be determined by the Board of Directors of the Company, from the effective date of the registration statement to be filed in connection with such initial public offering.

    Section 10. Modifications. No modification of this Agreement shall be valid unless made in writing and signed by the parties to this Agreement.

    Section 11. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the Company and the Optionee regarding the Option and the Shares issuable thereunder and supersedes all prior or contemporaneous discussions between them. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be controlling. Should any part, term or provision of this Agreement be declared invalid, void or unenforceable, all remaining parts, terms and provisions of this Agreement shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The headings of each paragraph of this Agreement are provided for the convenience of the parties and are not to be given legal effect or significance.

    Section 12. Income Taxes. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences.

    Section 13. Written Notice. Any written notice under this Agreement shall be given in the manner and shall be effective on the date provided in Section 14(c) of the Plan.

    Section 14. Employment or Other Relationship. Neither the establishment of the Plan nor any amendments thereto, nor the granting of this Option shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of employment of the Optionee with the Company. An Optionee may be terminated at any time by the Company and such termination may be with or without cause subject to applicable agreements. No person shall have a right to be granted Options or, having been selected as the recipient of a grant thereof, to be so selected again.

    Section 15. Miscellaneous. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee as provided in Section 2(d) hereof. This Agreement shall be interpreted under and governed by the laws of the State of California. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts located in the County of Santa Clara, California.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the Optionee to be effective as of the date first set forth above.

Optionee:                 WebTV Networks, Inc.



_____________________    By:  _____________________
(Optionee)               Its: _____________________

Address:
____________________
____________________
____________________


Optionee's employment by the Company commenced on:  (EmpStartDate)
                                                     ------------

This option begins vesting on (if other than above): (VCD)
                                                      ---

                                Spousal Consent



          The undersigned has read and is familiar with the preceding Agreement and hereby consents and agrees to be bound by all the terms of the Agreement (including the Plan), together with any and all amendments thereto, as if the undersigned had executed the Agreement and/or such amendments. Without limiting the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction, election or amendment made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.



Dated: ____________________


                                             ________________________
                                             (Printed Name)


                                             _______________________
                                             (Signature)

                                   Exhibit A


                     ASSIGNMENT SEPARATE FROM CERTIFICATE



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ________________________________ (________________) shares of the
Common Stock of WEBTV NETWORKS, INC., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ________ to the Company and herewith and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: ________________________________



                                             __________________________
                                             (Optionee)

                                   Exhibit B

                  ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                      BY THE 1996 STOCK INCENTIVE PLAN OF
                             WEBTV NETWORKS, INC.



          The undersigned, as transferee of shares of WEBTV NETWORKS, INC., hereby acknowledges that he or she has read and reviewed the terms of the Incentive Stock Option Agreement attached hereto (the "Agreement") and the 1996 Stock Incentive Plan of WEBTV NETWORKS, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed the Agreement as an original party thereto.



Dated: ___________________________


                                           ____________________________
                                           (Printed Name)


                                           ____________________________
                                            (Signature)


                                           Address:
                                           ____________________________
                                           ____________________________
                                           ____________________________

                                   Exhibit C

                           1996 STOCK INCENTIVE PLAN



                                  [attached]

                      NONQUALIFIED STOCK OPTION AGREEMENT
                        UNDER THE WEBTV NETWORKS, INC.
                           1996 STOCK INCENTIVE PLAN
                                 (Consultants)


                    THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), effective as of (Effective Date), is entered into between WebTV Networks, Inc., a California corporation (the "Company") whose executive offices are located at 305 Lytton Avenue, Palo Alto, CA 94301, and (Optionee) (the "Optionee"), whose address is set forth on the signature page hereto.


                                R E C I T A L S


          A. The Board of Directors of the Company has adopted, and the shareholders of the Company have approved, the WebTV Networks, Inc. 1996 Stock Incentive Plan, as amended (the "Plan"), to promote the long-term interests of the Company by providing officers and other employees of, and consultants to, the Company and members of the Board of Directors of the Company with an incentive to promote the financial success of the Company. Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Plan, a copy of which is attached hereto as Exhibit C.


          B. On (BoardAprvlDate) the Committee awarded to the Optionee an option to purchase shares of the Common Stock of the Company and the Optionee has elected to accept such option, on the terms and conditions hereinafter set forth.

          C.  The Company has delivered to the Optionee a copy of the Plan.

          NOW, THEREFORE, it is agreed between the parties as follows:

          Section 1. Grant of Option. In consideration of the services performed or to be performed by the Optionee, the Company hereby grants the Optionee an Option under the Plan to purchase (SharesSpelled) (NoShares) shares of Common Stock of the Company (the "Shares"), upon the following terms and conditions:

          (a) The Option is granted under and pursuant to the Plan and the Option is subject to all of the provisions thereof.

          (b)  The Option is intended to be issued as a NQSO.

          (c)  The Exercise Price of the Option is $PricePerShare per share.

          (d) The Option is not exercisable after the expiration of three (3) months following the later of completion of the consulting services by Optionee or the receipt of option documentation by Optionee from the Company.

          (e) The Option is not transferable otherwise than by the laws of testate and intestate descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

     Section 2.  Exercise.

          (a) Fully-Vested Option. The Option granted to the Optionee under this Agreement is fully-vested, and the Optionee shall be entitled to exercise the Option as to all or any of the Shares, but only with respect to whole Shares.

          (b) Change of Ownership. The Option is subject to Section 6(h) of the Plan regarding the proposed effect of dissolution, merger, etc., as defined in the Plan.

          (c) Exercise Procedure. The Option or any part thereof shall be exercised by giving written notice of exercise to the Secretary of the Company on or before the applicable date specified in Section 6(c) of the Plan. Such notice shall state the Optionee's election to exercise the Option, the number of whole Shares in respect of which the Option is being exercised, and the notice must be signed by the Optionee or other person exercising the Option. Such exercise shall either be evidenced by the delivery of the notice accompanied by payment of the full Exercise Price and all applicable withholding taxes and an Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement to the Company, in which event the Company shall issue any certificate(s) representing the Shares to which the Optionee is entitled as a result of the exercise as soon as practicable after the notice has been received; or the Company shall fix a date (the "Closing Date") (not more than 30 days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes and the delivery of the Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, against the issuance by the Company of any certificate(s) representing Shares to which the Optionee is entitled to receive as a result of the exercise. If any issuance or transfer of the Shares to be purchased requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable agency charged with the administration of applicable securities laws, the Closing Date shall be extended for such period as the necessary request for consent or approval to issue or transfer is pending. Neither the Optionee nor the Optionee's heirs, legatees, or legal representatives may exercise the Option granted under this Agreement more than once in any given calendar quarter without the consent of the Committee, except in the case of the exercise of an Option following the Optionee's death or termination of employment with the Company or an exercise made in contemplation of a transaction described in Section 2(b) above. The date on which the Optionee's written notice is received by the Secretary of the Company shall be the date of exercise of the Option as to such number of Shares. On or before the Closing Date, the Optionee must deliver to the Secretary of the Company in form satisfactory to the Committee all documents required under the Plan, this Agreement and applicable laws and regulations with regard to the purchase of Common Stock (including investment and/or residency representations as may be required by the Committee). Payment of the Exercise Price shall be made either (i) in cash (including check, bank draft or money order), (ii) with the consent of the Committee by delivering Shares already owned by the Optionee, or (iii) by a combination of these forms of payment.

          Section 3. Company's Repurchase Option. The Shares which have been issued to Optionee upon exercise of the Option under the provisions of Section 2 of this Agreement shall be subject to repurchase by the Company in accordance with Section 13 of the Plan.

          Section 4.  Deposit of Stock Certificates.

          (a) As security for the Optionee's faithful performance of the terms of this Agreement and to insure the availability for delivery of the Optionee's Shares upon exercise of the Company's repurchase rights under the Plan, the Optionee hereby agrees that (i) the certificates evidencing the Shares and any additions and substitutions to said Shares may be retained and held by the Company in accordance with the terms of this Section 4 and (ii) the Optionee will deliver and deposit with the Company on the Closing Date the Assignment Separate from Certificate duly executed (with date and number of shares in blank) as set forth in Section 2(c) above.

          (b) The Optionee further hereby irrevocably constitutes and appoints the Company as his or her attorney-in-fact and agent to execute with respect to the foregoing securities all documents and/or agreements necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 4, the Optionee shall be entitled to exercise all rights and privileges of a shareholder of the Company while the certificates representing the Shares are held by the Company.

          (c) In the event the Company shall elect to exercise its repurchase rights under the Agreement and the Plan, the Company shall give to the Optionee a written notice as provided in the Plan, and the Company is hereby irrevocably authorized and directed to close the transaction contemplated by such notice.

          (d) Upon the closing of any repurchase of all or any portion of the Shares, the Company will (i) date the stock assignment form or forms necessary for the transfer in question, (ii) fill in the number of Shares being repurchased, (iii) cancel the certificate or certificates evidencing the Shares being repurchased, against the simultaneous delivery to the Optionee of the purchase price (by certified or bank cashier's check) for the number of Shares being purchased pursuant to the exercise of the Company's repurchase rights, and
(iv) retain the certificate or certificates evidencing the Shares not being repurchased in accordance with the terms of this Section 4.

          (e) Upon the termination of all restrictions imposed upon the Shares under the Plan and this Agreement, the Company will deliver to the Optionee a certificate or certificates representing the number of Shares not repurchased by the Company or its assignee(s) pursuant to exercise of the Company's repurchase rights under the Plan.

          Section 5. Restrictions on Sale or Transfer. The Optionee shall not sell or transfer at any time any Shares except as permitted in the Plan. Notwithstanding any permitted sale or transfer of the Shares under the Plan, no permitted sale or transfer shall be effective as against the Company until such time as the transferee has furnished the Company with an executed copy of Exhibit B attached hereto.

          Section 6. Cessation of Shareholder Rights. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions of this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.


          Section 7. Legends. All certificates representing the Shares issued to the Optionee upon exercise of the Option shall, where applicable, have endorsed thereon legends in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED.

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE WEBTV NETWORKS, INC. 1996 STOCK INCENTIVE PLAN AND A NONQUALIFIED STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND WEBTV NETWORKS, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY.

and any legend required to be placed thereon by the California Commissioner of Corporations, if any, and any applicable state securities law.

          Section 8.  Investment Representations.

          (a) This Agreement is made with the Optionee in reliance upon the Optionee's representation to the Company, which by his or her acceptance hereof he or she confirms, that the Option and the Shares which he or she will receive will be acquired for investment for an indefinite period for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his or her property shall at all times be within his or her control. By executing this Agreement, the Optionee further represents (i) that he or she does not have any contract, understanding or agreement with any person to sell, transfer or grant participation, to such person or to any third person, with respect to the Option or any of the Shares issuable pursuant to the Option, (ii) that his or her current residence address is as set forth on the signature page hereto, and
(iii) that all communications between the parties concerning the Shares issuable pursuant to the Option have taken place within the State of California.

          (b) The Optionee understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act") on the ground that the sale provided for in this Agreement is exempt pursuant to
Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on his or her representations set forth herein.

          (c) The Optionee agrees that in no event will he or she make a disposition of any of the Shares, unless and until (i) he or she shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he or she shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration of such Common Stock under the Securities Act, or
(B) that appropriate action necessary for compliance with the Securities Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 8(c).

          (d) In connection with the investment representations made herein, the Optionee represents that he or she has heretofore discussed or had the opportunity to discuss the Company's plans, operations and financial condition with the Company's officers and has heretofore received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risks inherent in his or her investment. The Optionee further represents that he or she has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, and by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Optionee has the capacity to protect his or her own interest in connection with the transactions contemplated by this Agreement.

          (e) The Optionee understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when he or she desires to sell the Shares, he or she may be required to hold the Shares for an indeterminate period. The Optionee also acknowledges that he or she understands that any sale of the Shares which might be made by him or her in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule 144.

          Section 9. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for one hundred eighty (180) days, or such shorter period as may be determined by the Board of Directors of the Company, from the effective date of the registration statement to be filed in connection with such initial public offering.

          Section 10. Modifications. No modification of this Agreement shall be valid unless made in writing and signed by the parties to this Agreement.

          Section 11. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the Company and the Optionee regarding the Option and the Shares issuable thereunder and supersedes all prior or contemporaneous discussions between them. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be controlling. Should any part, term or provision of this Agreement be declared invalid, void or unenforceable, all remaining parts, terms and provisions of this Agreement shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The headings of each paragraph of this Agreement are provided for the convenience of the parties and are not to be given legal effect or significance.

          Section 12. Income Taxes. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences.

          Section 13. Written Notice. Any written notice under this Agreement shall be given in the manner and shall be effective on the date provided in
Section 14(c) of the Plan.

          Section 14. Miscellaneous. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee as provided in
Section 2(c) hereof. This Agreement shall be interpreted under and governed by the laws of the State of California. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts located in the County of Santa Clara, California.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the Optionee to be effective as of the date first set forth above.


Optionee:                        WebTV Networks, Inc.



_____________________________    By:  ___________________________________
Optionee                         Its: ___________________________________

Address:
_____________________________
_____________________________
_____________________________

                                Spousal Consent




          The undersigned has read and is familiar with the preceding Agreement and hereby consents and agrees to be bound by all the terms of the Agreement (including the Plan) as if the undersigned had executed the Agreement. Without limiting the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.


Dated: ____________________________


                                             ______________________________
                                             (Printed Name)


                                             ______________________________
                                             (Signature)

                                   Exhibit A


                      ASSIGNMENT SEPARATE FROM CERTIFICATE



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ------------- (--------------) shares of the Common Stock of WEBTV NETWORKS, INC., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ---------to the Company and herewith and hereby irrevocably constitutes and appoints -----------------------, Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:-----------------------



                                             -----------------------------
                                             (Optionee)

                                   Exhibit B


                  ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                      BY THE 1996 STOCK INCENTIVE PLAN OF
                              WEBTV NETWORKS, INC.



          The undersigned, as transferee of shares of WEBTV NETWORKS, INC., hereby acknowledges that he or she has read and reviewed the terms of the Nonqualified Stock Option Agreement attached hereto (the "Agreement") and the 1996 Stock Incentive Plan of WEBTV NETWORKS, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed the Agreement as an original party thereto.



Dated: __________________________


                                            ______________________________
                                            (Printed Name)


                                            ______________________________
                                            (Signature)


                                            Address:
                                            ______________________________
                                            ______________________________
                                            ______________________________

                                   Exhibit C


                           1996 STOCK INCENTIVE PLAN



                                   [attached]

                          NOTICE OF EXERCISE OF OPTION

          The undersigned hereby notifies WebTV Networks, Inc. (the "Company")

of his or her (or its) decision to exercise the Option as to --------------

shares of the Company's Common Stock.


Dated: -------------------------



                                             ------------------------------
                                             (Optionee)

                      NONQUALIFIED STOCK OPTION AGREEMENT
                        UNDER THE WEBTV NETWORKS, INC.
                           1996 STOCK INCENTIVE PLAN

                                 (Consultants)


          THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), effective as of ((Effective Date)), is entered into between WebTV Networks, Inc., a California corporation (the "Company") whose executive offices are located at 305 Lytton Avenue, Palo Alto, CA 94301, and ((Optionee)) (the "Optionee"), whose address is set forth on the signature page hereto.


                                R E C I T A L S


          A. The Board of Directors of the Company has adopted, and the shareholders of the Company have approved, the WebTV Networks, Inc. 1996 Stock Incentive Plan, as amended (the "Plan"), to promote the long-term interests of the Company by providing officers and other employees of, and consultants to, the Company and members of the Board of Directors of the Company with an incentive to promote the financial success of the Company. Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Plan, a copy of which is attached hereto as Exhibit C.


          B. On ((BoardAprvlDate)) the Committee awarded to the Optionee an option to purchase shares of the Common Stock of the Company and the Optionee has elected to accept such option, on the terms and conditions hereinafter set forth.

          C.  The Company has delivered to the Optionee a copy of the Plan.

          NOW, THEREFORE, it is agreed between the parties as follows:

          SECTION 1. GRANT OF OPTION. In consideration of the services performed or to be performed by the Optionee, the Company hereby grants the Optionee an Option under the Plan to purchase ((SharesSpelled)) (((NoShares))) shares of Common Stock of the Company (the "Shares"), upon the following terms and conditions:

          (a) The Option is granted under and pursuant to the Plan and the Option is subject to all of the provisions thereof.

          (b)  The Option is intended to be issued as a NQSO.

          (c)  The Exercise Price of the Option is $((PricePerShare)) per share.

          (d) The Option is not exercisable after the expiration of three (3) months following the later of (i) completion or termination of the consulting services by Optionee, or (ii) the receipt of option documentation by Optionee from the Company; or such shorter period of time provided for exercising the Option as set forth in Section 6(c) of the Plan.

          (e) The Option is not transferable otherwise than by the laws of testate and intestate descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

          SECTION 2.  EXERCISE.

          (a) VESTING. The Option may be exercised in accordance with the following schedule: ((CliffAmount)) of the Shares subject to the Option shall vest on the ((Cliff)) anniversary of the Vesting Commencement Date (which Vesting Commencement Date is ((VCD))), and ((MonthAmount)) of the total number of Shares subject to the Option shall vest on the ((MonthVestDate)) day of each month thereafter. Notwithstanding the foregoing, the Shares immediately will cease to vest on the date that Optionee's continuous employment or consulting relationship with the Company ceases. Subject to Section 1(d) hereof and all other provisions of this Agreement and the Plan applicable to the exercise of this Option, Optionee shall be entitled to exercise the Option only as to all or any portion of the Shares that have become vested in accordance with this
Section 2(a), and only with respect to whole Shares.

          (b) CHANGE OF OWNERSHIP. The Option is subject to Section 6(h) of the Plan regarding the proposed effect of dissolution, merger, etc., as defined in the Plan.

          (c) EXERCISE PROCEDURE. The Option or any part thereof shall be exercised by giving written notice of exercise to the Secretary of the Company on or before the applicable date specified in Section 6(c) of the Plan. Such notice shall state the Optionee's election to exercise the Option, the number of whole Shares in respect of which the Option is being exercised, and the notice must be signed by the Optionee or other person exercising the Option. Such exercise shall either be evidenced by the delivery of the notice accompanied by payment of the full Exercise Price and all applicable withholding taxes and an Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement to the Company, in which event the Company shall issue any certificate(s) representing the Shares to which the Optionee is entitled as a result of the exercise as soon as practicable after the notice has been received; or the Company shall fix a date (the "Closing Date") (not more than 30 days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes and the delivery of the Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, against the issuance by the Company of any certificate(s) representing Shares to which the Optionee is entitled to receive as a result of the exercise. If any issuance or transfer of the Shares to be purchased requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable agency charged with the administration of applicable securities laws, the Closing Date shall be extended for such period as the necessary request for consent or approval to issue or transfer is pending. Neither the Optionee nor the Optionee's heirs, legatees, or legal representatives may exercise the Option granted under this Agreement more than once in any given calendar quarter without the consent of the Committee, except in the case of the exercise of an Option following the Optionee's death or termination of employment with the Company or an exercise made in contemplation of a transaction described in Section 2(b) above. The date on which the Optionee's written notice is received by the Secretary of the Company shall be the date of exercise of the Option as to such number of Shares. On or before the Closing Date, the Optionee must deliver to the Secretary of the Company in form satisfactory to the Committee all documents required under the

Plan, this Agreement and applicable laws and regulations with regard to the purchase of Common Stock (including investment and/or residency representations as may be required by the Committee). Payment of the Exercise Price shall be made either (i) in cash (including check, bank draft or money order), (ii) with the consent of the Committee by delivering Shares already owned by the Optionee, or (iii) by a combination of these forms of payment.

          SECTION 3. COMPANY'S REPURCHASE OPTION. The Shares which have been issued to Optionee upon exercise of the Option under the provisions of Section 2 of this Agreement shall be subject to repurchase by the Company in accordance with Section 13 of the Plan.

          SECTION 4.  DEPOSIT OF STOCK CERTIFICATES.

          (a) As security for the Optionee's faithful performance of the terms of this Agreement and to insure the availability for delivery of the Optionee's Shares upon exercise of the Company's repurchase rights under the Plan, the Optionee hereby agrees that (i) the certificates evidencing the Shares and any additions and substitutions to said Shares may be retained and held by the Company in accordance with the terms of this Section 4 and (ii) the Optionee will deliver and deposit with the Company on the Closing Date the Assignment Separate from Certificate duly executed (with date and number of shares in blank) as set forth in Section 2(c) above.

          (b) The Optionee further hereby irrevocably constitutes and appoints the Company as his or her attorney-in-fact and agent to execute with respect to the foregoing securities all documents and/or agreements necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 4, the Optionee shall be entitled to exercise all rights and privileges of a shareholder of the Company while the certificates representing the Shares are held by the Company.

          (c) In the event the Company shall elect to exercise its repurchase rights under the Agreement and the Plan, the Company shall give to the Optionee a written notice as provided in the Plan, and the Company is hereby irrevocably authorized and directed to close the transaction contemplated by such notice.

          (d) Upon the closing of any repurchase of all or any portion of the Shares, the Company will (i) date the stock assignment form or forms necessary for the transfer in question, (ii) fill in the number of Shares being repurchased, (iii) cancel the certificate or certificates evidencing the Shares being repurchased, against the simultaneous delivery to the Optionee of the purchase price (by certified or bank cashier's check) for the number of Shares being purchased pursuant to the exercise of the Company's repurchase rights, and
(iv) retain the certificate or certificates evidencing the Shares not being repurchased in accordance with the terms of this Section 4.

          (e) Upon the termination of all restrictions imposed upon the Shares under the Plan and this Agreement, the Company will deliver to the Optionee a certificate or certificates representing the number of Shares not repurchased by the Company or its assignee(s) pursuant to exercise of the Company's repurchase rights under the Plan.

          SECTION 5. RESTRICTIONS ON SALE OR TRANSFER. The Optionee shall not sell or transfer at any time any Shares except as permitted in the Plan. Notwithstanding any permitted sale or transfer of the Shares under the Plan, no permitted sale or transfer shall be effective as against the Company until such time as the transferee has furnished the Company with an executed copy of Exhibit B attached hereto.

          SECTION 6. CESSATION OF SHAREHOLDER RIGHTS. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions of this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

          SECTION 7. LEGENDS. All certificates representing the Shares issued to the Optionee upon exercise of the Option shall, where applicable, have endorsed thereon legends in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED.

     THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE WEBTV NETWORKS, INC. 1996 STOCK INCENTIVE PLAN AND A NONQUALIFIED STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND WEBTV NETWORKS, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY.

and any legend required to be placed thereon by the California Commissioner of Corporations, if any, and any applicable state securities law.

          SECTION 8.  INVESTMENT REPRESENTATIONS.

          (a) This Agreement is made with the Optionee in reliance upon the Optionee's representation to the Company, which by his or her acceptance hereof he or she confirms, that the Option and the Shares which he or she will receive will be acquired for investment for an indefinite period for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his or her property shall at all times be within his or her control. By executing this Agreement, the Optionee further represents (i) that he or she does not have any contract, understanding or agreement with any person to sell, transfer or grant participation, to such person or to any third person, with respect to the Option or any of the Shares issuable pursuant to the Option, (ii) that his or her current residence address is as set forth on the signature page hereto, and
(iii) that all communications between the parties concerning the Shares issuable pursuant to the Option have taken place within the State of California.

          (b) The Optionee understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act") on the ground that the sale provided for in this Agreement is exempt pursuant to
Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on his or her representations set forth herein.

          (c) The Optionee agrees that in no event will he or she make a disposition of any of the Shares, unless and until (i) he or she shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he or she shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration of such Common Stock under the Securities Act, or
(B) that appropriate action necessary for compliance with the Securities Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 8(c).

          (d) In connection with the investment representations made herein, the Optionee represents that he or she has heretofore discussed or had the opportunity to discuss the Company's plans, operations and financial condition with the Company's officers and has heretofore received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risks inherent in his or her investment. The Optionee further represents that he or she has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, and by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Optionee has the capacity to protect his or her own interest in connection with the transactions contemplated by this Agreement.

          (e) The Optionee understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when he or she desires to sell the Shares, he or she may be required to hold the Shares for an indeterminate period. The Optionee also acknowledges that he or she understands that any sale of the Shares which might be made by him or her in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule 144.

          SECTION 9. INITIAL PUBLIC OFFERING. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for one hundred eighty (180) days, or such shorter period as may be determined by the Board of Directors of the Company, from the effective date of the registration statement to be filed in connection with such initial public offering.

          SECTION 10. MODIFICATIONS. No modification of this Agreement shall be valid unless made in writing and signed by the parties to this Agreement.

          SECTION 11. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the Company and the Optionee regarding the Option and the Shares issuable thereunder and supersedes all prior or contemporaneous discussions between them. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be controlling. Should any part, term or provision of this Agreement be declared invalid, void or unenforceable, all remaining parts, terms and provisions of this Agreement shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The headings of each paragraph of this Agreement are provided for the convenience of the parties and are not to be given legal effect or significance.

          SECTION 12. INCOME TAXES. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences.

          SECTION 13. WRITTEN NOTICE. Any written notice under this Agreement shall be given in the manner an shall be effective on the date provided in
Section 14(c) of the Plan.

          SECTION 14. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee as provided in
Section 2(c) hereof. This Agreement shall be interpreted under and governed by the laws of the State of California. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts located in the County of Santa Clara, California.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the Optionee to be effective as of the date first set forth above.

Optionee:                                  WebTV Networks, Inc.



___________________________________        By: _________________________________
((Optionee))
                                           Its: ________________________________

Address:
___________________________________

___________________________________

___________________________________

                                SPOUSAL CONSENT


          The undersigned has read and is familiar with the preceding Agreement and hereby consents and agrees to be bound by all the terms of the Agreement (including the Plan) as if the undersigned had executed the Agreement. Without limiting the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.


Dated: ________________________________


                                             ___________________________________
                                             (Printed Name)


                                             ___________________________________
                                              (Signature)

                                   Exhibit A


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ________________________________ (________________) shares of the
Common Stock of WEBTV NETWORKS, INC., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ________ to the Company and herewith and hereby irrevocably constitutes and appoints _______________________, Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.



Dated: ________________________________



                                             __________________________________
                                             ((Optionee))

                                   Exhibit B


                  ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

                      BY THE 1996 STOCK INCENTIVE PLAN OF

                              WEBTV NETWORKS, INC.



          The undersigned, as transferee of shares of WEBTV NETWORKS, INC., hereby acknowledges that he or she has read and reviewed the terms of the Nonqualified Stock Option Agreement attached hereto (the "Agreement") and the 1996 Stock Incentive Plan of WEBTV NETWORKS, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed the Agreement as an original party thereto.


Dated: ______________________________


                                           _____________________________________
                                           (Printed Name)


                                           _____________________________________
                                           (Signature)


                                           Address:
                                           _____________________________________

                                           _____________________________________

                                           _____________________________________

                                   Exhibit C


                           1996 STOCK INCENTIVE PLAN



                                   [attached]

                          NOTICE OF EXERCISE OF OPTION

          The undersigned hereby notifies WebTV Networks, Inc. (the "Company") of his or her (or its) decision to exercise the Option as to _______________ shares of the Company's Common Stock.


Dated: ________________________________



                                           _____________________________________
                                           ((Optionee))

                      NONQUALIFIED STOCK OPTION AGREEMENT
                        UNDER THE WEBTV NETWORKS, INC.
                           1996 STOCK INCENTIVE PLAN
                                  (Directors)


          THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), effective as of ((Date)), is entered into between WebTV Networks, Inc., a California corporation (the "Company") whose executive offices are located at 305 Lytton Avenue, Palo Alto, CA 94301, and ((Optionee)) (the "Optionee"), a director of the Company, whose address is set forth on the signature page hereto.

                                R E C I T A L S

          A. The Board of Directors of the Company has adopted, and the shareholders of the Company have approved, the WebTV Networks, Inc. 1996 Stock Incentive Plan, as amended (the "Plan"), to promote the long-term interests of the Company by providing officers and other employees of, and consultants to, the Company and members of the Board of Directors of the Company with an incentive to promote the financial success of the Company. Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Plan.

          B. The Committee has awarded to the Optionee an option to purchase shares of the Common Stock of the Company and the Optionee has elected to accept such option, on the terms and conditions hereinafter set forth.

          C.   The Company has delivered to the Optionee a copy of the Plan.

          NOW, THEREFORE, it is agreed between the parties as follows:

          SECTION 1. GRANT OF OPTION. In consideration of the services performed or to be performed by the Optionee, the Company hereby grants the Optionee an Option under the Plan to purchase ((SharesSpelled)) (((NoShares))) shares of Common Stock of the Company (the "Shares"), upon the following terms and conditions:

              (a) The Option is granted under and pursuant to the Plan and the Option is subject to all of the provisions thereof.

              (b)  The Option is intended to be issued as a NQSO.

              (c) The Exercise Price of the Option is $((PricePerShare)) per share.

              (d) The Option is not exercisable after the tenth anniversary of the date first set forth above, subject to such shorter periods for exercising the Option as set forth in Section 6(c) of the Plan.

              (e) The Option is not transferable otherwise than by the laws of testate and intestate descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

          SECTION 2.  EXERCISE.

              (a) Fully-Vested Option. The Option granted to the Optionee under this Agreement is fully-vested, and the Optionee shall be entitled to exercise the Option as to all or any of the Shares, but only with respect to whole Shares.

              (b) CHANGE OF OWNERSHIP. The Option is subject to Section 6(h) of the Plan regarding the proposed effect of dissolution, merger, etc., as defined in the Plan.

              (c) TERMINATION OF DIRECTORSHIP. The Optionee or, in the event of the Optionee's death, the Optionee's heirs, legatees or legal representatives, as the case may be, shall have the right to exercise the Optionee's Option with respect to the same number of Shares that the Optionee would have been able to exercise hereunder on the date immediately preceding the date the Optionee's directorship was terminated (without regard to any payments upon termination) in accordance with the Plan.

              (d) EXERCISE PROCEDURE. The Option or any part thereof shall be exercised by giving written notice of exercise to the Secretary of the Company on or before the applicable date specified in Section 6(c) of the Plan. Such notice shall state the Optionee's election to exercise the Option, the number of whole Shares in respect of which the Option is being exercised, and the notice must be signed by the Optionee or other person exercising the Option. Such exercise shall either be evidenced by the delivery of the notice accompanied by payment of the full Exercise Price and all applicable withholding taxes and an Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement to the Company, in which event the Company shall issue any certificate(s) representing the Shares to which the Optionee is entitled as a result of the exercise as soon as practicable after the notice has been received; or the Company shall fix a date (the "Closing Date") (not more than 30 days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes and the delivery of the Assignment Separate from Certificate duly executed (with date and number in blank) in the form attached as Exhibit A to this Agreement, against the issuance by the Company of any certificate(s) representing Shares to which the Optionee is entitled to receive as a result of the exercise. If any issuance or transfer of the Shares to be purchased requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable agency charged with the administration of applicable securities laws, the Closing Date shall be extended for such period as the necessary request for consent or approval to issue or transfer is pending. Neither the Optionee nor the Optionee's heirs, legatees, or legal representatives may exercise the Option granted under this Agreement more than once in any given calendar quarter without the consent of the Committee, except in the case of the exercise of an Option following the Optionee's death or termination of employment with the Company or an exercise made in contemplation of a transaction described in Section 2(b) above. The date on which the

Optionee's written notice is received by the Secretary of the Company shall be the date of exercise of the Option as to such number of Shares. On or before the Closing Date, the Optionee must deliver to the Secretary of the Company in form satisfactory to the Committee all documents required under the Plan, this Agreement and applicable laws and regulations with regard to the purchase of Common Stock (including investment and/or residency representations as may be required by the Committee). Payment of the Exercise Price shall be made either
(i) in cash (including check, bank draft or money order), (ii) with the consent of the Committee by delivering Shares already owned by the Optionee, or (iii) by a combination of these forms of payment.

          SECTION 3. COMPANY'S REPURCHASE OPTION. The Shares which have been issued to Optionee upon exercise of the Option under the provisions of
Section 2 of this Agreement shall be subject to repurchase by the Company in accordance with Section 13 of the Plan.

          SECTION 4.  DEPOSIT OF STOCK CERTIFICATES.

              (a) As security for the Optionee's faithful performance of the terms of this Agreement and to insure the availability for delivery of the Optionee's Shares upon exercise of the Company's repurchase rights under the Plan, the Optionee hereby agrees that (i) the certificates evidencing the Shares and any additions and substitutions to said Shares may be retained and held by the Company in accordance with the terms of this Section 4 and (ii) the Optionee will deliver and deposit with the Company on the Closing Date the Assignment Separate from Certificate duly executed (with date and number of shares in blank) as set forth in Section 2(d) above.

              (b) The Optionee further hereby irrevocably constitutes and appoints the Company as his or her attorney-in-fact and agent to execute with respect to the foregoing securities all documents and/or agreements necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 4, the Optionee shall be entitled to exercise all rights and privileges of a shareholder of the Company while the certificates representing the Shares are held by the Company.

              (c) In the event the Company shall elect to exercise its repurchase rights under the Agreement and the Plan, the Company shall give to the Optionee a written notice as provided in the Plan, and the Company is hereby irrevocably authorized and directed to close the transaction contemplated by such notice.

              (d) Upon the closing of any repurchase of all or any portion of the Shares, the Company will (i) date the stock assignment form or forms necessary for the transfer in question, (ii) fill in the number of Shares being repurchased, (iii) cancel the certificate or certificates evidencing the Shares being repurchased, against the simultaneous delivery to the Optionee of the purchase price (by certified or bank cashier's check) for the number of Shares being purchased pursuant to the exercise of the Company's repurchase rights, and
(iv) retain the certificate or certificates evidencing the Shares not being repurchased in accordance with the terms of this Section 4.

              (e) Upon the termination of all restrictions imposed upon the Shares under the Plan and this Agreement, the Company will deliver to the Optionee a certificate or certificates representing the number of Shares not repurchased by the Company or its assignee(s) pursuant to exercise of the Company's repurchase rights under the Plan.

          SECTION 5. RESTRICTIONS ON SALE OR TRANSFER. The Optionee shall not sell or transfer at any time any Shares except as permitted in the Plan. Notwithstanding any permitted sale or transfer of the Shares under the Plan, no permitted sale or transfer shall be effective as against the Company until such time as the transferee has furnished the Company with an executed copy of Exhibit B attached hereto.

          SECTION 6. CESSATION OF SHAREHOLDER RIGHTS. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of Section 3 of this Agreement, then from and after such time the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions of this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

          SECTION 7. LEGENDS. All certificates representing the Shares issued to the Optionee upon exercise of the Option shall, where applicable, have endorsed thereon legends in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED.

     THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE WEBTV NETWORKS, INC. 1996 STOCK INCENTIVE PLAN AND A NONQUALIFIED STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND WEBTV NETWORKS, INC. COPIES OF SUCH PLAN AND

     AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY.

and any legend required to be placed thereon by the California Commissioner of Corporations, if any, and any applicable state securities law.

          SECTION 8.  INVESTMENT REPRESENTATIONS.

              (a) This Agreement is made with the Optionee in reliance upon the Optionee's representation to the Company, which by his or her acceptance hereof he or she confirms, that the Option and the Shares which he or she will receive will be acquired for investment for an indefinite period for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his or her property shall at all times be within his or her control. By executing this Agreement, the Optionee further represents (i) that he or she does not have any contract, understanding or agreement with any person to sell, transfer or grant participation, to such person or to any third person, with respect to the Option or any of the Shares issuable pursuant to the Option, (ii) that his or her current residence address is as set forth on the signature page hereto, and
(iii) that all communications between the parties concerning the Shares issuable pursuant to the Option have taken place within the State of California.

              (b) The Optionee understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act") on the ground that the sale provided for in this Agreement is exempt pursuant to
Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on his or her representations set forth herein.

              (c) The Optionee agrees that in no event will he or she make a disposition of any of the Shares, unless and until (i) he or she shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he or she shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration of such Common Stock under the Securities Act, or
(B) that appropriate action necessary for compliance with the Securities Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section 8(c).

              (d) In connection with the investment representations made herein, the Optionee represents that he or she has heretofore discussed or had the opportunity to discuss the Company's plans, operations and financial condition with the Company's officers and has heretofore received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risks inherent in his or her investment. The Optionee further represents that he or she has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, and by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Optionee has the capacity to protect his or her own interest in connection with the transactions contemplated by this Agreement.

              (e) The Optionee understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when he or she desires to sell the Shares, he or she may be required to hold the Shares for an indeterminate period. The Optionee also acknowledges that he or she understands that any sale of the Shares which might be made by him or her in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule 144.

          SECTION 9. INITIAL PUBLIC OFFERING. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for one hundred eighty (180) days, or such shorter period as may be determined by the Board of Directors of the Company, from the effective date of the registration statement to be filed in connection with such initial public offering.

          SECTION 10. MODIFICATIONS. No modification of this Agreement shall be valid unless made in writing and signed by the parties to this Agreement.

          SECTION 11. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the Company and the Optionee regarding the Option and the Shares issuable thereunder and supersedes all prior or contemporaneous discussions between them. In the event of a conflict between the terms of this Agreement and the Plan, the Plan shall be controlling. Should any part, term or provision of this Agreement be declared invalid, void or unenforceable, all remaining parts, terms and provisions of this Agreement shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The headings of each paragraph of this Agreement are provided for the convenience of the parties and are not to be given legal effect or significance.

          SECTION 12. INCOME TAXES. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences.

          SECTION 13. WRITTEN NOTICE. Any written notice under this Agreement shall be given in the manner and shall be effective on the date provided in
Section 14(c) of the Plan.

          SECTION 14. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee as provided in
Section 2(c) hereof. This Agreement shall be interpreted under and governed by the laws of the State of California. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts located in the County of Santa Clara, California.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the Optionee to be effective as of the date first set forth above.


Optionee:                                 WebTV Networks, Inc.


______________________________________    By: _________________________________
((Optionee))

Address:                                  Its:
______________________________________    _____________________________________

______________________________________

______________________________________

                                SPOUSAL CONSENT

          The undersigned has read and is familiar with the preceding Agreement and hereby consents and agrees to be bound by all the terms of the Agreement (including the Plan) as if the undersigned had executed the Agreement. Without limiting the foregoing, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.


Dated: ________________________________


                                          _____________________________________
                                          (Printed Name)


                                          _____________________________________
                                          (Signature)

                                   Exhibit A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ________________________________ (________________) shares of the
Common Stock of WEBTV NETWORKS, INC., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ________ to the Company and herewith and hereby irrevocably constitutes and appoints _______________________, Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.


Dated: ________________________________



                                            ___________________________________
                                            ((Optionee))

                                   Exhibit B

                  ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                      BY THE 1996 STOCK INCENTIVE PLAN OF
                              WEBTV NETWORKS, INC.


          The undersigned, as transferee of shares of WEBTV NETWORKS, INC., hereby acknowledges that he or she has read and reviewed the terms of the Nonqualified Stock Option Agreement attached hereto (the "Agreement") and the 1996 Stock Incentive Plan of WEBTV NETWORKS, INC. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed the Agreement as an original party thereto.


Dated: ______________________________


                                           ____________________________________
                                           (Printed Name)


                                           ____________________________________
                                           (Signature)


                                           Address:
                                           _____________________________________

                                           _____________________________________

                                           _____________________________________

                          NOTICE OF EXERCISE OF OPTION

          The undersigned hereby notifies WebTV Networks, Inc. (the "Company") of his or her (or its) decision to exercise the Option as to _______________ shares of the Company's Common Stock.


Dated: ________________________________



                                             __________________________________
                                             ((Optionee))